                                                                    Exhibit 10.1

                       THIRD AMENDMENT TO CREDIT AGREEMENT

      THIS THIRD  AMENDMENT  (this  "AMENDMENT")  dated as of March 23, 2007 and effective in accordance with SECTION 3 below, is entered into by and among NUCO2
INC., as Borrower (the  "BORROWER"),  the lenders from time to time party to the
Credit Agreement referred to below (the "LENDERS") and BANK OF AMERICA, N.A., as
Administrative  Agent,  Swing Line  Lender and L/C Issuer  (the  "ADMINISTRATIVE
AGENT").

                              STATEMENT OF PURPOSE

      Pursuant to that  certain  Credit  Agreement  dated as of May 27, 2005 (as amended,  restated,  supplemented or otherwise modified, the "CREDIT Agreement")
by and among the Borrower, the Lenders and the Administrative Agent, the Lenders
have  agreed  to make,  and have  made,  certain  extensions  of  credit  to the
Borrower.

      The Borrower has requested that the Lenders amend the Credit  Agreement as provided  herein.  Subject to the terms and  conditions  set forth  herein,  the
Lenders are willing to consent to such amendment.

      NOW,  THEREFORE,  for good and  valuable  consideration,  the  receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

      SECTION 1. DEFINITIONS.  All capitalized terms used and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

      SECTION 2. AMENDMENTS.  (a) SECTION 1.01 of the Credit Agreement ("Defined
Terms") is hereby  amended by deleting the definition  for  "Consolidated  Fixed
Charge  Coverage  Ratio" and  substituting  in lieu  thereof the  following  new definition, to read in its entirety as follows:

            "CONSOLIDATED  FIXED CHARGE COVERAGE RATIO" means, as of any date of determination,  the ratio of (a) Consolidated  EBITDAR minus taxes paid or payable in cash,  minus  dividends and other  distributions  paid in cash, minus amounts paid to  repurchase,  redeem or otherwise  acquire shares of the  Borrower's  Capital Stock for the period of the four fiscal  quarters most  recently  ended  (PROVIDED,  HOWEVER,  that share  repurchases  made pursuant to and in accordance  with SECTION  7.06(f) shall be excluded for purposes of calculating this ratio) TO (b) Consolidated  Fixed Charges for such period.

      (b) SECTION  7.06 of the Credit  Agreement  is hereby  amended by deleting subsection  (f) thereto and  substituting  in lieu  thereof  the  following  new subsection (f), to read in its entirety as follows:

            (f) the Borrower may repurchase,  redeem or otherwise acquire shares of its Capital Stock from its stockholders;  PROVIDED, that (i) no Default or Event of Default shall exist or result therefrom; (ii) after giving pro forma  effect to any such  payments,  the  Borrower  shall be in pro forma compliance  with SECTION 7.11; and (iii) the aggregate  amount of all such
      share   repurchases,   redemptions,   or  acquisitions  shall  not  exceed
      $50,000,000.

      (c) SECTION 7.11 of the Credit Agreement ("Financial Covenants") is hereby amended by deleting  subsection (a)  ("Consolidated Net Worth") and substituting in lieu thereof the  following  new  subsection  (a), to read in its entirety as follows:

            (a)  CONSOLIDATED  NET WORTH.  Commencing  with the  fiscal  quarter ending June 20, 2005, permit Consolidated Net Worth at any time to be less than the sum of (i) 85% of the  Borrower's  Consolidated  Net  Worth as of
      June 30, 2005, (ii) an amount equal to 75% of the  Consolidated Net Income earned in each full  fiscal  quarter  ending  after June 30, 2005 (with no deduction  for a net loss in any such fiscal  quarter) and (iii) an amount equal to 100% of the aggregate  increases in  Shareholder's  Equity of the
      Borrower  and its  Subsidiaries  after  the date  hereof  by reason of the issuance and sale of Equity  Interests  of the Borrower or any  Subsidiary
      (other  than  issuances  to the  Borrower or a  wholly-owned  Subsidiary), including upon any conversion of debt securities of the Borrower into such
      Equity  Interests,  LESS an amount equal to any decrease in  Shareholder's
      Equity resulting directly from the repurchase of shares pursuant to and in accordance with SECTION 7.06(F).

      SECTION 3.  EFFECTIVENESS.  This Amendment  shall become  effective on the date that the  Administrative  Agent shall have received  satisfactory  evidence that this Amendment has been duly executed and delivered by the Borrower and the
Lenders.

      SECTION 4. LIMITED EFFECT. Except as expressly provided in this Amendment, the Credit  Agreement  and each other Loan  Document  shall  continue to be, and shall remain, in full force and effect and this Amendment shall not be deemed or otherwise  construed (a) to be a waiver of, or consent to or a  modification  or amendment  of, any other term or condition of the Credit  Agreement or any other
Loan  Document,   (b)  to  prejudice  any  other  right  or  remedies  that  the
Administrative Agent or the Lenders, or any of them, may now have or may have in the  future  under  or in  connection  with  the  Credit  Agreement  or the Loan
Documents, as such documents may be amended, restated or otherwise modified from time to time, or (c) to be a commitment or any other  undertaking  or expression of any willingness to engage in any further  discussion with the Borrower or any other  person,  firm or  corporation  with  respect  to any  waiver,  amendment, modification  or any other change to the Credit  Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the  Administrative
Agent, or any of them,  under or with respect to any such documents.  References in the Credit  Agreement  (including  references  to such  Credit  Agreement  as
amended  hereby)  to  "this   Agreement"   (and  indirect   references  such  as
"hereunder",  "hereby",  "herein" and  "hereof") and in any Loan Document to the
Credit  Agreement  shall be deemed to be references  to the Credit  Agreement as amended hereby.

      SECTION 5.  REPRESENTATIONS  AND WARRANTIES/NO  DEFAULT.  By its execution hereof, and after giving effect to this Amendment, the Borrower hereby certifies that:

      (a) each of the  representations  and  warranties  set forth in the Credit
Agreement  and the other Loan  Documents  is true and  correct  in all  material respects  as of the date  hereof  as if  fully  set  forth  herein  (other  than representations and warranties which speak as of a specific date pursuant to the

                                       2

Credit Agreement,  which representations and warranties shall have been true and correct in all material  respects as of such specific  dates) and that as of the date hereof no Default or Event of Default has occurred and is continuing, and

      (b) the  execution,  delivery and  performance of this Amendment have been authorized by all requisite corporate action on the part of the Borrower.

      SECTION 6. ACKNOWLEDGEMENTS.  By its execution hereof, the Borrower hereby expressly (a) consents to the  modifications  and  amendments  set forth in this
Amendment,  (b)  reaffirms  all of its  respective  covenants,  representations, warranties  and other  obligations  set forth in each of the Loan  Documents  to which  it is a party  and (c)  acknowledges,  represents  and  agrees  that  its respective  covenants,  representations,  warranties and other  obligations  set forth in each of the Loan  Documents to which it is a party remain in full force and effect.

      SECTION 7. EXPENSES.  The Borrower shall pay all reasonable  out-of-pocket expenses  of the  Administrative  Agent  in  connection  with  the  preparation, execution and delivery of this Amendment,  including,  without  limitation,  the reasonable and invoiced fees and disbursements of counsel for the Administrative
Agent.

      SECTION  8.  GOVERNING  LAW.  This  Amendment  shall  be  governed  by and construed in accordance with the laws of the State of New York.

      SECTION 9.  COUNTERPARTS.  This  Amendment  may be  executed  in  separate counterparts,  each of which when  executed and delivered is an original but all of which taken together constitute one and the same instrument.

      SECTION 10. FAX TRANSMISSION. A facsimile,  telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy  of this  Amendment  may be  delivered  by one or more  parties  hereto  by facsimile or similar  instantaneous  electronic  transmission device pursuant to which  the  signature  of or on  behalf  of such  party  can be  seen,  and such execution and delivery shall be considered valid,  binding and effective for all purposes.  At the  request of any party  hereto,  all  parties  hereto  agree to execute an  original of this  Amendment  as well as any  facsimile,  telecopy or other reproduction hereof.

                            [SIGNATURE PAGES FOLLOW]

                                       3

      IN WITNESS  WHEREOF,  the parties  hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized,  as of the date first above written.

                                        BORROWER:

                                        NUCO2 INC.

                                        By: /s/ Robert R. Galvin
                                            ------------------------------------
                                        Name: Robert R. Galvin
                                        Title: Chief Financial Officer

                                        ADMINISTRATIVE AGENT:

                                        BANK OF AMERICA, N.A., as Administrative
                                        Agent

                                        By: /s/ Kristine Thennes
                                            ------------------------------------
                                        Name: Kristine Thennes
                                        Title: Vice President

                                        LENDER:

                                        BANK OF AMERICA, N.A., as a Lender, L/C
                                        Issuer and Swing Line Lender

                                        By: /s/ Adam Kaplan
                                            ------------------------------------
                                        Name:  Adam Kaplan
                                        Title:  Senior Vice President